UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number (811-23638)

The Finite Solar Finance Fund
(Exact name of registrant as specified in charter)

401 Wilshire Blvd. #1251
Santa Monica, CA 90401
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 South State Street, Suite B
Dover, DE 19901
(Name and address of agent for service)

(415) 966-2000
Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a) Annual Report for the period ended September 30, 2022 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

THE FINITE SOLAR FINANCE FUND

Annual Report

For the Period from December 31, 2021

(commencement of operations)

to September 30, 2022

Dear Finite Solar Finance Fund Shareholders,

During the Fund’s inaugural fiscal year, investors saw one of the most volatile years on record across the markets, specifically in credit. David and I, as your portfolio managers, take the trust you have put in us through your interest and investment of capital very seriously. While performance during the good times is important, managing through market downturns is what differentiates. 2022 gave us a unique opportunity throughout the year to prove Finite’s ability to manage through these tumultuous markets.

The year began with the 5-year Treasury yielding 1.26%. The Fund, given its 12/31/21 inception, was immediately challenged between deploying capital into the solar industry and staying liquid as rates adjusted upwards. While we were eager to invest in solar industry, investments yielding 3-4% made little sense given our views on where the market was headed. This market has uncovered how rare active management is. In hindsight, few managers were willing to act this courageously to protect investors’ capital. It was easy for funds to get behind a ‘don’t fight the fed’ investment strategy, when the Fed pivoted and yields began rising – managers had to be active to follow a ‘don’t fight the fed’ strategy and many proved to be incapable.

As the Fed increased rates at a pace unfamiliar to many market participants the Fund was positioned in cash through early 2022. Ultimately, our performance was driven primarily by our focus throughout the year on high quality and short duration assets. Each of these decisions was rewarded as interest rates rose and credit spreads widened.

As the Federal Reserve began raising rates, we took the opportunity to invest in short term U.S. Treasuries to earn some income and minimize principal risk. As credit spreads widened in sync with the stock market sell off, we began deploying capital into the purchase of three core solar industry positions, staggering the timing of the purchases to dollar average across time. While the team had the intention to further invest in the corporate sector, we concluded that a 20% exposure to public company debt was adequate given the range of upcoming macroeconomic scenarios. While there are significant tailwinds in general for public solar companies, we believe selective allocation based on fundamental research remains important. As spreads have remained volatile, they have continued on an upward drift rendering this decision to be favorable.

As we look to 2023, both rates and spreads have increased to a point where we are much more comfortable putting capital to work as risk is now much better rewarded than earlier in the year. The team anticipates cautiously deploying capital, primarily in private assets as expected returns appropriately compensate for the lower liquidity.

Sincerely,

Kevin Conroy	David Kretschmer
Portfolio Manager	Portfolio Manager

The views in this report are those of the Fund's management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund's management's predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Average Annual Total Returns	Period From December 31, 2021 (Commencement of Operations) to September 30, 2022	Value of $10,000

The Finite Solar Finance Fund	-2.60%	$9,740
Bloomberg US Agg Total Return Value Unhedged(1)	-14.61%	$8,539

(1) The Bloomberg US Agg Index is a broad-based index flagship benchmark that measures the investment grade, US-dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The index cannot be invested in directly and does not reflect fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available by calling [844-434-6843]. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

The Finite Solar Finance Fund

September 30, 2022

(% of net assets)

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Finite Solar Finance Fund:

Opinion

We have audited the accompanying statement of assets and liabilities of The Finite Solar Finance Fund (the Fund), including the schedule of investments, as of September 30, 2022, the related statements of operations and changes in net assets for the period from December 31, 2021 (commencement of operations) through September 30, 2022, and the related notes (collectively, the financial statements) and the financial highlights for the period from December 31, 2021 through September 30, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, changes in its net assets, and the financial highlights for the period from December 31, 2021 through September 30, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Fund's auditor since 2021.

Columbus, Ohio
November 29, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

The Finite Solar Finance Fund
Schedule of Investments
September 30, 2022

	Coupon		Maturity Date	Par Amount	Value

Corporate Bonds - 19.0%
Energy - 1.5%
Sunnova Energy Corp (1)(2)	5.875%		9/1/2026	50,000	$44,739

Financial - 11.3%
HAT Holdings I LLC / HAT Holdings II LLC (1)(2)	6.000%		4/15/2025	348,000	327,346

Utilities - 6.2%
Clearway Energy Operating LLC (1)(2)	4.750%		3/15/2028	200,000	178,496

Total Corporate Bonds (Cost $602,567)					550,581

United States Treasury Notes - 8.4%
United States Treasury Note	2.500%		4/30/2024	250,000	243,135

Total Treasury Notes (Cost $247,902)					243,135

Short Term Investments - 72.3%
Treasury Bills - 59.5%
United States Treasury Bill	3.009	%(3)	2/9/2023	500,000	493,663
United States Treasury Bill	2.792	%(3)	2/2/2023	750,000	741,148
United States Treasury Bill	1.096	%(3)	2/23/2023	500,000	493,010

Total Treasury Bills (Cost $1,735,113)					1,727,821

Money Market Funds - 12.8%
First American Treasury Obligations Fund, Class X	2.872	%(4)		372,497	372,497
Total Money Market Funds (Cost $372,497)					372,497

Total Short Term Investments (Cost 2,107,610)					2,100,318

Total Investments (Cost $2,958,079) - 99.7%					$2,894,034
Other Assets in Excess of Liabilities - 0.3%					7,784
Net Assets - 100.0%					$2,901,818

(1) Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2022, these securities amounted to $550,581, or 19.0% of net assets.

(2) Fixed rate asset.

(3) Treasury Bill has a zero coupon rate. The rate presented is the annualized effective yield at September 30, 2022.

(4) Presented rate represents the Money Market Fund's average 7-day yield as of September 30, 2022.

Percentages are stated as a percent of net assets.

See accompanying notes to financial statements.

The Finite Solar Finance Fund
Statement of Assets and Liabilities
As of September 30, 2022

Assets
Investments, at value (cost $2,958,079)	$2,894,034
Due from adviser	460,473
Deferred offerings costs	93,721
Interest receivable	13,642
Prepaid expenses	30,057
Total assets	3,491,927

Liabilities
Accrued audit fees	84,900
Accrued legal expense	124,408
Accrued administrator, custodian, and transfer agent fees	85,593
Accrued Trustees' fees	39,835
Accrued offering costs	251,724
Accrued other expenses	3,649
Total liabilities	590,109
Net assets	$2,901,818

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$2,971,625
Distributable earnings	(69,807)
Net assets	$2,901,818
Net asset value, price per share
(297,861 shares)	$9.74

See accompanying notes to financial statements.

The Finite Solar Finance Fund

Statement of Operations

For the Period Ended September 30, 2022(1)

Investment income
Interest income	$32,447
Total investment income	32,447

Expenses
Investment advisory fees	23,881
Offering costs	278,105
Legal fees	162,536
Audit and tax fees	84,900
Administration fees	107,917
Trustees’ fees	59,835
Insurance expense	45,424
Transfer agent fees	64,526
Distribution fees	24,010
Compliance fees	12,240
Custodian fees	3,643
Total expenses	867,017
Expenses voluntarily waived by U.S. Bank Global Fund Services	$(51,560)
Expenses waived/reimbursed by Advisor	(777,248)
Net expenses	38,209

Net investment loss	$(5,762)

Realized and unrealized loss
Net change in unrealized depreciation on investments	$(64,045)
Net realized and unrealized loss	$(64,045)
Net decrease in net assets resulting from operations	$(69,807)

(1) The Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

The Finite Solar Finance Fund

Statement of Changes in Net Assets

Period Ended September 30, 2022(1)
Decrease in net assets resulting from operations
Net investment loss	$(5,762)
Net change in unrealized depreciation	(64,045)
Net decrease in net assets resulting from operations	(69,807)

Shareholder transactions
Subscriptions (287,861 shares)	2,871,625
Total shareholders transactions	2,871,625

Net increase in net assets	2,801,818
Net assets
Beginning of period (10,000 shares)	100,000
End of period (297,861 shares)	$2,901,818

(1) The Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

The Finite Solar Finance Fund

Financial Highlights

	Period Ended September 30, 2022(1)

Per share operating performance(1)
Net asset value, beginning of period	$10.00
Income from operations
Net investment loss	(0.02)
Net realized and unrealized loss	(0.24)
Total income from operations	(0.26)
Net Asset Value, end of period	$9.74
Total return	-2.60	%(3)

Ratios to average net assets
Expenses, before waiver	44.11	%(2)
Expenses, after waiver	2.00	%(2)(4)
Net investment loss, after waiver	(0.3)	%(2)(4)

Supplemental data
Net assets, end of period (000's)	$2,902
Portfolio turnover rate	0.00	%(3)

(1)	The Fund commenced operations on December 31, 2021.
(2)	Annualized.
(3)	Not annualized.
(4)	U.S. Bank Global Fund Services voluntarily waived a portion of their fees during the period ended September 30, 2022, impacting the ratios by 2.02%.

See accompanying notes to financial statements.

The Finite Solar Finance Fund
Notes to Financial Statements
September 30, 2022

1. Organization

The Finite Solar Finance Fund (the “Fund”) was formed as a statutory trust under the laws of the State of Delaware on January 12, 2021. The Fund commenced operations on December 31, 2021. The Fund is a registered closed-end management investment company that continuously offers its shares and operates as an “Interval Fund”. The Fund seeks to provide total return with an emphasis on current income.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets, directly or indirectly, in alternative-lending related securities and other investments issued primarily for solar financing, including credit instruments related to the development, purchase or installation of solar energy equipment or the purchase and lease of renewably generated electricity and securities of solar finance companies, specialty finance companies and other solar industry participants. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

Finite Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Significant Accounting Policies

Basis of Presentation

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Portfolio Valuation

The Board of Trustees (the “Board”) of the Fund has adopted pricing and valuation procedures (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act, and pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to perform the fair valuation determinations for investments held by the Fund. In performing these determinations, the Valuation Designee utilizes a Valuation Committee comprised of individuals assigned by the Adviser. The Valuation Designee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In addition, the Fund has engaged an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Investments are generally valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange traded instruments utilizing a range of market-based inputs and assumptions, including market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. Debt instruments are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations. Short-term debt securities, which have a maturity date of 60 days or less, and of sufficient credit quality, are valued at amortized cost. With respect to investments in alternative credit instruments, the Fund will generally utilize prices provided by an independent valuation service provider, subject to review by the Valuation Committee. In pricing certain instruments, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by the Adviser.

The Finite Solar Finance Fund

Notes to Financial Statements (continued)
September 30, 2022

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Valuation Committee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined by the Valuation Committee. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations or broker-dealer quotations for non-exchange traded instruments, the Valuation Committee may consider comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Investment Transactions

Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on specific identified cost basis.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded daily.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual when the issuer resumes interest payments or when collectability of interest is probable.

Organization and Offering Costs

Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. The Adviser paid all organization expenses of the Fund. The Fund is not obligated to repay any such organization expenses paid by the Adviser. Organization costs were $133,000.

Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until Shares of the Fund are offered to the public. Offering costs are amortized over the first twelve months of operations on a straight-line basis. Offering costs are subject to the Expense Limitation Agreement between the Fund and Adviser. The total amount of offering costs incurred by the Fund are $371,826.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

2. Significant Accounting Policies (continued)

Income Taxes

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2022. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period since commencement of operations, December 31, 2021, remain subject to examination by major taxing authorities.

As of September 30, 2022, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$2,958,079
Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(64,045)
Net tax unrealized appreciation/depreciation on investments	$(64,045)

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed ordinary income	$—
—
Undistributed long-term capital gains	—
Distributable earnings	—
Net unrealized appreciation/depreciation	(64,045)
Other Book/Tax differences	(5,762)
Total accumulated gain/(loss)	$(69,807)

There is no difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) as of September 30, 2022.

At September 30, 2022 the Fund deferred, on a tax basis, late year ordinary losses of $5,762.

Distribution of Income and Gains

Distributions are accrued and declared daily and paid quarterly, and long-term capital gains distributions will be made at least annually. The Fund intends to distribute substantially all its capital gains and net income on an annual basis. The specific tax characteristics of any distributions will be reported to shareholders after the end of each calendar year. During the period ended September 30, 2022, the Fund did not have any distributions as it has been operating in a net loss position.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

2. Significant Accounting Policies (continued)

Repurchase Offers

The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below) at the applicable NAV per share. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares. There is no guarantee that shareholders will be able to sell all the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans.

During the period ended September 30, 2022, the Fund completed two Repurchase Offers. The results of the Repurchase Offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase	Repurchase Pricing Date	Pricing Date NAV	Amount Repurchased	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased
June 17, 2022	5%	June 21, 2022	$9.79	$0.00	0.000	0.00%
September 9, 2022	5%	September 12, 2022	$9.84	$0.00	0.000	0.00%

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, management expects the risk of loss to be remote.

3. Agreements

Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee (the “Management Fee”) at the annual rate of 1.25% of the average daily Managed Assets of the Fund. “Managed Assets” includes the value of all securities, loans and the amount of any leverage (portfolio or structural) the Fund may have, minus operating expenses of the Fund. During the period ended September 30, 2022, the Fund incurred a Management Fee of $23,881.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

3. Agreements (continued)

Investment Advisory Agreement (continued)

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Expense Limitation and Reimbursement Agreement

The Fund has entered into an Expense Limitation Agreement with the Adviser whereby the Adviser has agreed to reduce its fees and/or absorb the operating expenses (including offering expenses) of the Fund, solely to the extent necessary to limit the Fund’s total annual operating expenses, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00% of the Fund’s average daily Managed Assets (the “Expense Cap”) for at least a two year period from November 15, 2021, the effective date of the Expense Limitation Agreement. Excluded Expenses that are not covered by the Expense Cap are: brokerage fees and commissions; loan servicing fees; borrowing costs (such as (i) interest, including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts; (ii) commitment fees and (iii) dividends on securities sold short); taxes; indirect expenses incurred by underlying funds in which the Fund may invest; the cost of leverage; litigation and indemnification expenses; judgments; fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees); and extraordinary expenses. If the Adviser waives fees or reimburses any operating expenses of the Fund pursuant to the Expense Limitation Agreement, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (i) the Expense Cap in effect at the time the waiver or reimbursement, and (ii) the Expense Cap in effect at the time the recoupment is sought. During the period ended September 30, 2022, the Adviser waived/reimbursed expenses totaling $777,248.

The following table reflects the amount of expenses waived that may become subject to recoupment in a future period:

For the Period Ended	Amount of Expenses Waived/Reimbursed	Eligible for Recoupment Through
September 30, 2022	$777,248	September 30, 2025

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting, administrative, and transfer agent services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. On February 11, 2022, USBFS gave notice of termination of its administrative services agreement, with a 90-day notice. USBFS voluntarily waived its fees for the 90-day period of February 11, 2022 through May 12, 2022. USBFS continued administrative services to the Fund subsequent to May 12, 2022 while the Fund continued its search for a new administrator. USBFS resumed its fees to the Fund under its administrative services agreement until the transition date to the Fund’s new administrator on October 1, 2022.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. On February 11, 2022, USB N.A gave notice of termination of its custody services agreement, with a 90-day notice. USB N.A. voluntarily waived its fees for the 90-day period of February 11, 2022 through May 12, 2022. Subsequently, the Fund and USB N.A. determined to continue custody services to the Fund, the agreement was not terminated, and fees charged to the Fund under the custody services agreement resumed.

CCO Technology, LLC d/b/a Joot (“Joot”) provides compliance consulting services, including an external Chief Compliance Officer role by Soth Chin. Under a compliance consulting agreement, Joot is paid a fixed monthly fee for its services.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

3. Agreements (continued)

Foreside Fund Services, LLC (“Foreside”) serves as the distributor of the Fund. Under a distribution agreement, Foreside is paid based on the average daily net assets of shares which are distributed through Foreside.

Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4. Fair Value of Investments

Investments are carried at fair value. The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value:

	Valuation Inputs
Investments at Value	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$550,581	$—	$550,581
Treasury Notes	—	243,135	—	243,135
Treasury Bills	—	1,727,821	—	1,727,821
Money Market Funds	372,497	—	—	372,497
Total	$372,497	$2,521,537	$—	$2,894,034

5. Investment Transactions and Associated Risks

Investment Transactions – For the period ended September 30, 2022, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to $853,395 and $0, respectively.

Associated Risks - The Fund’s investments expose it to various risks, which include, but are not limited to, the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s prospectus and statement of additional information.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

5. Investment Transactions and Associated Risks (continued)

Alternative Credit and Notes Risk. Alternative lending-related instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “high yield” bonds. There can be no assurance that payments due on underlying alternative credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. A substantial portion of the alternative credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority.

Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Credit and Interest Rate Analysis Risk. The value of a debt security depends on the issuer’s credit quality and ability to pay principal and interest when due. The securities in which the Fund may invest may have varying degrees of credit risk and, subject to fundamental investment restrictions, which, among other things, prohibit the Fund from investing in loans of subprime quality, the Fund is not restricted by any borrower credit criteria or credit risk limitation. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally, such as conditions in the alternative lending market.

Debt Securities Risks. Debt securities are subject to various risks, including issuer risk, interest rate risk, liquidity risk, prepayment risk, reinvestment risk.

Solar Industry Risk. The value of stocks that comprise the energy sector and the prices of energy may decline. The alternative energy industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. Shares of companies involved in the solar energy sector have historically been more volatile than shares of companies operating in more established industries. The Fund may be adversely impacted by risks related to the solar industry, including decreases in government budgets; regulations risk; operational disruption risk; construction risk; solar atmospheric and weather conditions risk; changes in tariffs risk; solar technology risk; increasing competition and market change risk.

Specialty Finance and Other Financial Companies Risk. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company's access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets of the company's financial condition or prospects, could adversely affect such company's business.

Concentration in the Solar Financing Sector Risk. The Fund’s concentration in alternative-lending related securities or other investments issued in connection with solar financing may make it more susceptible to adverse economic or regulatory occurrences affecting this industry, such as changes in interest rates, loan concentration and competition.

Platform Risk. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding payments due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated or sourced, the loan may be unsecured or under-collateralized and/or it may be impracticable or undesirable to commence a legal proceeding against the defaulting borrower.

The Finite Solar Finance Fund
Notes to Financial Statements (continued)
September 30, 2022

5. Investment Transactions and Associated Risks (continued)

Solar Loan Originator Risk. In addition to the risks relating to alternative lending platforms generally, Solar Loan Originators like solar financing companies are also subject to specific risks relating to the solar industry. The terms of Solar Loans, PPA, and Solar Leases may be for 20 or 25 years and require the customer to make monthly payments to the Solar Loan Originator. Accordingly, solar financing companies are subject to the credit risk of its customers. In addition, as a Solar Loan Originator’s business expands, the risk of customer defaults could increase, and future loan exposure may exceed the amount of such reserves. U.S. Solar Companies face competition from traditional regulated electric utilities, from less-regulated third party energy service providers, other solar companies and from new renewable energy companies. The solar energy and renewable energy industries are both highly competitive and continually evolving as participants strive to distinguish themselves within their markets and compete with large traditional utilities. As the solar industry grows and evolves, U.S. Solar Companies, including Solar Loan Originators, will also face new competitors who are not currently in the market.

Fixed Income Risk. Fixed income securities increase or decrease in value based, among other things, on changes in interest rates. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” Fixed income risks include components of the following additional risks: credit risk; high yield securities / junk bond risk; government risk; and interest rate risk.

Illiquidity Risk. A reliable secondary market has yet to develop, nor may one ever develop, for Solar Loans and such other alternative lending-related instruments and, as such, these investments should be considered illiquid. The Fund may not be able to sell any of its alternative lending-related instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board. Valuation of illiquid investments may require more research than for more liquid investments. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund. If assets are mispriced, shareholders could lose money upon sale in connection with a periodic repurchase offer or could pay too much for Shares purchased.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities market or other securities markets or adverse investor sentiment and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

The Finite Solar Finance Fund

Notes to Financial Statements (continued)
September 30, 2022

5. Investment Transactions and Associated Risks (continued)

Coronavirus (COVID-19) Pandemic – In December 2019, a novel strain of coronavirus (also known as “COVID-19”) surfaced and has since been detected in numerous countries, including the United States. COVID-19 spread quickly and has been identified as a global pandemic by the World Health Organization. In response, governmental authorities have imposed restrictions on travel and the temporary closure of many corporate offices, retail stores, restaurants, fitness clubs and manufacturing facilities and factories in affected jurisdictions, including, beginning in March 2020, in the United States. The ongoing spread of COVID-19 has had, and will continue to have, a material adverse impact on the global economy, including the U.S. economy, as cross border commercial activity and market sentiment have been negatively impacted by the outbreak and government and other measures seeking to contain its spread. Local, state, federal and numerous non-U.S. governmental authorities have imposed travel restrictions, business closures and other quarantine measures on service providers and other individuals that remain in effect on the date of this report. Certain of these resulted in, and if imposed in the future could result in, the effective cessation of all business activity deemed non-essential by such governmental authorities. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact solar loan Originator or underlying borrowers or U.S. solar companies and significantly reduce the Fund’s returns.

6. Subsequent Events

On August 18, 2022, the Fund signed an agreement with Gryphon Group (“Gryphon”) to begin providing the Fund with fund administration, fund accounting, and transfer agent services on October 1, 2022. As compensation for its services to the Fund, Gryphon receives an annual fee based on the Fund’s average daily net assets.

On November 2, 2022, the Fund filed a Repurchase Offer with the SEC. The Fund is offering to repurchase up to 5% of the Fund’s total shares issued and outstanding. The Repurchase Offer period began on November 2, 2022 and will end on the Repurchase Request Deadline on December 8, 2022.

The Fund noted no other subsequent events that require disclosure in or adjustment to the Financial Statements.

The Finite Solar Finance Fund
Additional Information (Unaudited)
September 30, 2022

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 844-434-6843 and on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling 844-434-6843, on the SEC’s website www.sec.gov, or on the Fund’s website at www.solrx.finite.io.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

The Finite Solar Finance Fund
Privacy Policy (Unaudited)
September 30, 2022

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.
•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

The Finite Solar Finance Fund
Trustees and Officers (Unaudited)
September 30, 2022

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

INTERESTED TRUSTEE

Kevin Conroy (1991)	Trustee; President	Since 2021	Portfolio Manager, The Finite Solar Finance Fund (since 2021); Chairman and President, Finite Corporation (since 2019); Member of Distributed Resource Ventures (2017-2019); Product Manager, Dividend Finance (2015-2017)	1	None

INDEPENDENT TRUSTEES
Karen Caldwell (1959)	Trustee	Since 2021	CFO, Reform Alliance (since 20190; CFO & Treasurer, NHP Foundation (2018- 2019); CFO & EVP, New York City Housing Authority (2016-2018); President, Hanseatic Management Services, Inc. (2015-2016)	1	Saba Capital Income & Opportunities Fund

Brent L. Henry (1947)	Trustee	Since 2021	Partner, Mintz (law firm) since 2017; Vice President and General Counsel, Partners Healthcare (2002- 2017)	1	None

Rose McKinney-James (1952)	Trustee	Since 2021	Managing Principal of Energy Works LLC and McKinney James & Associates (consulting) since 2002	1	MGM Resorts International
August William Ritter, Jr. (1956)	Trustee, Independent Chairperson of the Board	Since 2021	Director, Center for the New Energy Economy at Colorado State University (since 2011)	1	None

The Finite Solar Finance Fund
Trustees and Officers (Unaudited) (continued)
September 30, 2022

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

OFFICERS

Kevin Conroy	President (Principal Executive Officer); Trustee	Since 2021	See Bio Above	N/A	N/A

David Kretschmer	Treasurer (Principal Financial Officer) & Secretary	Since 2021	Portfolio Manager, The Finite Solar Finance Fund (since 2021); Board Member, Finite Corporation (since 2020); Executive Vice President, Surgery Partners (2018-2019); Treasurer & Chief Investment Officer, Anthem, Inc. (1992- 2018)	N/A	N/A

Soth Chin	Chief Compliance Officer	Since 2021	Outsourced Chief Compliance Officer (2017 - present); Chief Operations Officer and Chief Compliance Officer, ImpactUs Marketplace, LLC (2015-2017)	N/A	N/A

(1)	Unless otherwise indicated, the address of each trustee and officer is c/o U.S. Bank Global Fund Services, 615 E. Michigan Avenue, Milwaukee, Wisconsin 53202.

(2)	Each Trustee and officer serves an indefinite term, until his or her successor is elected.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call 844-434-6843.

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s board of trustees has designated Karen Caldwell as the registrant’s “audit committee financial expert.” Ms. Caldwell is “independent” as defined in Item 3(a)(2) of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) KPMG LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

FYE 9/30/2022
(a)Audit Fees	$64,900
(b)Audit-Related Fees	N/A
(c)Tax Fees	$18,000
(d)All Other Fees	N/A

Tax fees are for KPMG’s services related to federal and state income tax returns and excise distribution review.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2022
Audit-Related Fees	N/A
Tax Fees	0%
All Other Fees	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the fiscal period was $18,000.

(h) Not applicable.

(i) Not applicable.

(j) Note applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This standing audit committee is comprised of Karen Caldwell, Brent L. Henry, Rose McKinney-James and August William Ritter, Jr.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to the registrant’s Statement of Additional Information dated November 23, 2021. The Board periodically reviews the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 844-434-6843 or (ii) by visiting the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Kevin Conroy has been a Portfolio Manager of the Fund since its inception in 2021 and is responsible for the day-to-day management of the Fund and its investments jointly with David Kretschmer. Kevin serves as Chairman and President of Finite Corporation where he leads the firm’s strategic and long-term initiatives. Prior to joining Finite, Kevin was a product manager at Dividend Finance, one of the nation’s largest residential solar loan originators. Kevin began his career within J.P. Morgan’s Investment Bank focusing on corporate restructurings and the management of the firm’s equity portfolio of interests in post-restructured companies. Kevin holds a bachelor’s degree in Finance and Accounting from Fordham University.

David Kretschmer has been a Portfolio Manager of the Fund since its inception in 2021 and  is responsible for the day-to-day management of the Fund and its investments jointly with Kevin Conroy. David serves on the Board of Finite Corporation. David’s career includes 25 years at Anthem, Inc (formerly WellPoint, Inc.) a Fortune 50 provider of health insurance in the United States, where he served as Treasurer and Chief Investment Officer. Throughout his career at Anthem, David was responsible for over $30 billion of investments across multiple portfolios, including $5 billion of 401(k) assets. Prior to Anthem he was on the founding team of Sierra Trust Funds, a family of mutual funds sponsored by Great Western Bank. David holds an MBA from the University of Chicago and a bachelor’s degree in economics from The George Washington University.

(a)(2) Kevin Conroy and David Kretschmer do not manage the portfolio of any other account.

(a)(3) Finite seeks to provide a Lattice Compensation Plan (the “Lattice”) that aligns professional compensation with Finite’s mission and values and the overall investment success of our clients. The Lattice incorporates three components to arrive at the portfolio manager’s total compensation. Compensation is not based solely on the fees earned by the Adviser or the performance of the Fund in any one year; instead, the plan seeks to attract and retain high performers who embody the firm’s culture and prove their ability to generate attractive primarily financial returns for clients over the long term, with the secondary objective of environmental impact over the long term.

•	Base Salary is reviewed annually and can be modified based on the portfolio manager’s scope of responsibilities, work ethic, leadership and various market factors.
•
Performance Bonus is determined by the portfolio manager’s contribution to creating successful outcomes for clients, and by extension, for the Adviser. The process is not formula-derived and will consider quantitative and qualitative factors, generally rewarding risk-adjusted performance over time.

•
Deferred Compensation enables Finite to reward key contributors for demonstrating merit through participation in our Long-Term Incentive Plan (“LTIP”), which includes restricted stock units and options. Participation in Finite’s LTIP aligns the portfolio manager’s individual interests with the company and clients’ long-term success and creates a strong incentive to make decisions with a 100-year horizon.

(a)(4) As of the fiscal year ended September 30, 2022, each portfolio manager beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Kevin Conroy	$50,001-$100,000
David Kretschmer	$500,001-$1,000,000

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the !940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the !940 Act) during the six months ended September 30, 2022 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Finite Solar Finance Fund

By  /s/ Kevin Conroy
      Kevin Conroy, Chief Executive Officer

Date    December 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kevin Conroy
      Kevin Conroy, Chief Executive Officer

Date   December 2, 2022

By  /s/ David Kretschmer
     David Kretschmer, Chief Financial Officer

Date     December 1, 2022